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                                                                   Exhibit 10.14

                              THE CIT GROUP, INC.
                                 650 CIT Drive
                       Livingston, New Jersey 07039-5795

                                                    November 15, 1999

Address of Morgan Guaranty Trust
Company of New York, as Agent
60 Wall Street
New York, NY 10260

            Re: UNCONDITIONAL GUARANTY

Ladies and Gentlemen:

            Reference is hereby made to the $765,000,000 Credit Agreement dated as of April 13, 1998, as amended as of April 9, 1999, and as further amended or otherwise modified pursuant to Amendment No. 2 thereto (the "SECOND AMENDMENT"), dated November 15, 1999 (as so amended, and as hereafter amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among AT&T Capital Corporation, Newcourt Credit Group Inc., Newcourt Credit Group USA Inc., the Banks party thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, Canadian Imperial Bank of Commerce, as Syndication Agent, The Chase Manhattan Bank and Deutsche Bank AG, New York Branch, as Co-Documentation Agents, and J.P. Morgan Securities Inc. and CIBC Oppenheimer Corp., as Arrangers. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Credit Agreement.

            1. GUARANTY. The CIT Group, Inc. (the "GUARANTOR") hereby (a) unconditionally, absolutely and irrevocably guarantees to the Banks the full and prompt payment by the Borrower of the obligations incurred by the Borrower to the Banks pursuant to the Credit Agreement (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Obligor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) (the "OBLIGATIONS") upon written demand therefor from the Agent, and (b) agrees to pay all out-of-pocket expenses incurred by the Agent and each Bank (including reasonable counsel fees and expenses) in enforcing its rights under this Guaranty.

            2. GUARANTOR'S OBLIGATIONS UNCONDITIONAL. (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent and each Bank with respect thereto. The
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liability of the Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of a validity or enforceability of any of the Obligations, or any agreement, instrument or other document evidencing or securing any of the Obligations; (ii) any change in the time, manner or place of, payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of, or consent to any departure from any agreement, instrument or document evidencing or securing the Obligations; or (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor in respect of the Obligations.

            (b) This Guaranty (i) is a continuing guarantee of payment and shall remain in full force and effect until the satisfaction in full of the Obligations, the payment of the other expenses to be paid by the Guarantor pursuant hereto and the termination of the Commitments; and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Bank upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

            3. WAIVERS. The Guarantor hereby waives: (a) promptness and diligence; (b) notice of acceptance and notice of the incurrence of any Obligation by the Borrower; (c) notice of any actions taken by the Agent or any Bank or the Borrower under the Credit Agreement or any other agreement or instrument relating thereto, except as expressly provided for in clause (a) of
Section 1; (d) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of the Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving the Guarantor of its obligations hereunder, except as expressly provided for in clause (a) of Section 1; and (e) any requirement that the Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

            4. NO SUBROGATION. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Agent or any Bank, the Guarantor shall not be entitled to be subrogated to any of the rights of the Agent or any Bank against any Obligor or against any collateral security or guarantee or right of offset held by the Agent or any Bank for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Obligor in respect of payments made by the Guarantor hereunder, until all amounts owing to the Agent and the Banks by the Obligors on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Agent and the Banks, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured.


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            5. REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into the Second Amendment, the Guarantor hereby represents and warrants to the Agent and each Bank that:

            (a) FINANCIAL CONDITION. The consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as of December 31, 1998, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by KPMG Peat Marwick, copies of which have heretofore been furnished to each Bank, present fairly the consolidated financial condition of the Guarantor and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants and as disclosed therein).

            (b) NO CHANGE. Since December 31, 1998 and until the date of this Guaranty there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

            (c) CORPORATE EXISTENCE; COMPLIANCE WITH LAW; SIGNIFICANT SUBSIDIARIES. Each of the Guarantor and its Significant Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (ii) has the power and authority to conduct the business in which it is currently engaged.

            (d) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The Guarantor has the corporate power and authority to make, deliver and perform this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required on the part of the Guarantor in connection with the execution, delivery, performance, validity or enforceability of this Guaranty. This Guaranty has been duly executed and delivered on behalf of the Guarantor. This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (e) NO LEGAL BAR. The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or material Contractual Obligation of the Guarantor or of any of its Significant Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their material respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

            (f) NO MATERIAL LITIGATION. (i) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the


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      Guarantor, threatened by or against the Guarantor or any of its
      Significant Subsidiaries or against any of its or their respective properties or revenues with respect to this Guaranty or any of the transactions contemplated hereby.

                        (ii) No litigation, investigation or proceeding of or
            before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its Significant Subsidiaries or against any of its or their respective properties or revenues which could reasonably be expected to result in a violation of subsection 6.3 of the CIT Credit Agreement (as defined in Section 6 below), as incorporated herein by reference pursuant to Section 6 below.

            (g) NO DEFAULT. Neither the Guarantor nor any of its Significant Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to result in a violation of subsection 6.3 of the CIT Credit Agreement, as incorporated herein by reference pursuant to Section 6 below.

            (h) AGGREGATION OF THE REPRESENTATIONS AND WARRANTIES RELATING TO NET WORTH. The total effect of each event or circumstance referred to in paragraph (f)(ii) and paragraph (g) of this Section 5 is not, when taken together in the aggregate, reasonably expected to result in a violation of subsection 6.3 of the CIT Credit Agreement, as incorporated herein by reference pursuant to Section 6 below.

            (i) INVESTMENT COMPANY ACT. The Guarantor is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

            (j) YEAR 2000 MATTERS. (i) The reprogramming and upgrading of the Guarantor's computer systems required to permit these systems to function properly in and following the Year 2000, and the testing of these systems as so reprogrammed or upgraded, will be completed within a period of time which could not reasonably be expected to result in a violation of subsection 6.3 of the CIT Credit Agreement, as incorporated herein by reference pursuant to Section 6 below, (ii) the cost to the Guarantor of this reprogramming, upgrading and testing could not reasonably be expected to result in a violation of subsection 6.3 of the CIT Credit Agreement, as incorporated herein by reference pursuant to Section 6 below, and (iii) the consequences to the Guarantor of failure of systems or equipment supplied by others due to improper functioning in and following the year 2000 could not reasonably be expected to result in a violation of subsection 6.3 of the CIT Credit Agreement, as incorporated herein by reference pursuant to Section 6 below.

            As used in this Section, capitalized terms that are not defined in this Guaranty are used with the meanings ascribed to such terms in the CIT Credit Agreement.

            6. COVENANTS. The Guarantor agrees that, so long as any Bank has any Commitment under the Credit Agreement or any amount payable under the Credit Agreement or


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any Note remains unpaid, unless the Required Banks shall otherwise consent in writing, the Guarantor will comply with each of the covenants contained in Sections 5.1, 5.2, 5.3, 5.4(b), (c) and (d), 5.5, 5.6, 5.7 and Sections 6.1
through 6.3 of the Third Amended and Restated Credit Agreement dated as of April 24, 1999 (the "CIT CREDIT AGREEMENT"), by and among the Guarantor, as borrower, the several banks and other financial institutions from time to time parties thereto, The Dai-Ichi Kangyo Bank, Limited, as Documentation Agent, The First National Bank of Chicago, as Documentation Agent, Union Bank of Switzerland, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent (as in effect on the date hereof, without regard to any amendment, modification or waiver of such provisions and without regard to whether or not the CIT Credit Agreement remains in effect), which Sections (together with all related definitions and ancillary provisions) are hereby incorporated by reference as though set forth herein in their entirety; PROVIDED that (i) references to "Bank" shall mean and be a reference to each Bank under the Credit Agreement,
(ii) references to "Administrative Agent" shall mean and be a reference to the Agent, (iii) references to "this Agreement", "herein", "hereunder", and words of similar import shall mean and be a reference to this Guaranty, (iv) references to "Schedule" shall mean and be a reference to the applicable Schedule in the CIT Credit Agreement (as in effect on the date hereof, without regard to any amendment, modification or waiver of such provisions and without regard to whether or not the CIT Credit Agreement remains in effect), and (v) references to Sections in such incorporated Sections shall be references to Sections of the CIT Credit Agreement, provided that to the extent such referenced Sections are themselves incorporated in this Guaranty by reference, references herein to such Sections shall be to such Sections as they are incorporated.

            7. MISCELLANEOUS. (a) The Guarantor will make each payment hereunder in lawful money of the United States and in immediately available funds to the Agent at its address set forth above.

            (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Banks, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Banks, and then such waiver or consent shall be effective only in the specific instance for the specific purpose for which given.

            (c) No failure on the part of the Agent or any Bank to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent or any Bank provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent or any Bank hereunder are not conditional or contingent on any attempt by the Agent or any Bank to exercise any of its rights under any other agreement evidencing or securing the Obligations against such party or against any other person or entity.

            (d) All communications provided for hereunder shall be in writing (including telecopier communication) and shall be mailed, telecopied or delivered, if to the Guarantor, to it at its address at 1211 Avenue of the Americas, New York, New York 10036 Attention: Senior Vice President and Treasurer; and if to the Agent, to its address at c/o J.P. Morgan & Co., 60


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Wall Street, Debt Capital Markets, 3rd Floor, New York, NY 10260, Attention:
Lesley Eydenberg; or, as to either such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 5(d). All such notices and other communications shall be effective (i) if mailed, the earlier of three days after deposit in the mail or when received, (ii) if telecopied, when transmitted, and
(iii) if delivered, upon delivery.

            (e) This Guaranty shall become effective as of the Reorganization Effective Time

            8. GOVERNING LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            9. SUBMISSION TO JURISDICTION; WAIVERS. The Guarantor hereby irrevocably and unconditionally:

            (i) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof,

            (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar for of mail), postage prepaid, to the Guarantor at is address set forth in Section 7(d) above or at such other address of which the Agent shall have been notified pursuant thereto; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

            10. WAIVERS OF JURY TRIAL. THE GUARANTOR (AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE AGENT AND THE BANKS) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND FOR ANY COUNTERCLAIM THEREIN.


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                                        Very truly yours,

                                        THE CIT GROUP, INC.


                                        By /s/ Glenn A. Votek
                                          --------------------------------------
                                          Name:      GLENN A. VOTEK
                                          Title: EXECUTIVE VICE PRESIDENT
                                                        TREASURER


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